EXHIBIT 24


                               POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ F. Guillaume (Bassy) Bastiaens
                                         ---------------------------------------
                                         F. Guillaume (Bassy) Bastiaens

                                POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ Paul B. Burke
                                         ---------------------------------------
                                         Paul B. Burke

                                POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ Janet M. Dolan
                                         ---------------------------------------
                                         Janet M. Dolan

                                POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ Jack W. Eugster
                                         ---------------------------------------
                                         Jack W. Eugster

                                POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldso n Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ John F. Grundhofer
                                         ---------------------------------------
                                         John F. Grundhofer

                                POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ Kendrick B. Melrose
                                         ---------------------------------------
                                         Kendrick B. Melrose

                                POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ S. Walter Richey
                                         ---------------------------------------
                                         S. Walter Richey

                                POWER OF ATTORNEY

       The undersigned does hereby constitute and appoint William G. Van Dyke and Norman C. Linnell, and each of them, the undersigned's attorneys-in-fact and agents for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc., a report on Form 10-K for the Annual Report for Fiscal year 1998, pursuant to Section 13 or 15(d) of the Securities Act of 1934, of Donaldson Company, Inc., and any and all amendments thereto, and to deliver on the undersigned's behalf said report so signed for filing with the Securities and Exchange Commission.



Dated: September 25, 1998


                                         /s/ Stephen W. Sanger
                                         ---------------------------------------
                                         Stephen W. Sanger